KAR Emerging Markets Small-Cap Fund,

a series of Virtus Opportunities Trust

Supplement dated September 17, 2019 to the Summary Prospectus and the Statutory Prospectus, each dated July 31, 2019

Important Notice to Investors

THIS SUPPLEMENT CORRECTS THE MARKET CAP DISCLOSURE APPLICABLE TO THE FUND TO REFLECT THAT WHICH HAD BEEN IN EFFECT PRIOR TO THE UPDATED PROSPECTUS DATED JULY 31, 2019, AS THE CHANGE WAS NOT INTENTIONALLY MADE.

In the section “Principal Investment Strategies” in the summary prospectus and in the summary section of the fund’s statutory prospectus, the second sentence of the second paragraph is hereby replaced with the following: “The fund’s subadviser considers small-capitalization companies to be those companies that, at the time of initial purchase, have market capitalizations of less than $8 billion.”

Under “Principal Investment Strategies” on page 7 of the statutory prospectus, the second sentence of the first paragraph is hereby replaced with the following: “The fund's subadviser considers small-capitalization companies to be those companies that, at the time of initial purchase, have market capitalizations of less than $8 billion.”

Investors should retain this supplement with the

Prospectuses for future reference.

VOT 8020/EMSC Correction (09/2019)